Exhibit 99.1

Thoma Bravo Completes Acquisition of Coupa Software

SAN MATEO, Calif., February 28, 2023 – Coupa Software, a leader in Business Spend Management (BSM), today announced the completion of its acquisition by Thoma Bravo, a leading software investment firm, in an all-cash transaction valued at approximately $8.0 billion. The transaction includes a significant minority investment from a wholly owned subsidiary of the Abu Dhabi Investment Authority (ADIA). The agreement to be acquired was previously announced on December 12, 2022, and approved by Coupa stockholders at Coupa’s Special Meeting of Stockholders held on February 23, 2023.

With the completion of the transaction, Coupa stockholders are entitled to receive $81.00 per share in cash for each share of Coupa common stock they owned. Coupa’s common stock has ceased trading and will be delisted from Nasdaq.

“This is an important milestone for Coupa, underscoring our market-leading position and the value we’re co-creating with our customer community,” said Rob Bernshteyn, Chairman and CEO at Coupa. “Thoma Bravo shares our vision and brings strategic and operational expertise. This move is an opportunity for us to strengthen our business fundamentals and continue delivering leading-edge innovation on our platform.”

“Coupa created the Business Spend Management category and is well-positioned to capitalize on this large and expanding global market,” said Holden Spaht, a Managing Partner at Thoma Bravo. “Our partnership with Coupa will leverage Thoma Bravo’s deep software expertise to help accelerate growth, drive continued investment in product innovation, and better serve the company’s world-class customer community. We look forward to building on Coupa’s strong track record of success.”

“We’ve followed Coupa with high admiration for many years and are excited to close this transaction and partner with such an incredible software franchise,” said Brian Jaffee, a Partner at Thoma Bravo. “Coupa’s BSM platform and community are highly unique and poised for continued growth both organically and through M&A, and we are thrilled to support Coupa on its mission to digitally transform the Office of the CFO.”

Advisors

Qatalyst Partners LP served as financial advisor to Coupa and Freshfields Bruckhaus Deringer LLP served as the company’s legal advisor.

Goldman Sachs & Co. LLC and Piper Sandler acted as financial advisors to Thoma Bravo and Kirkland & Ellis LLP acted as legal advisor to the firm.

About Coupa Software

Coupa is the cloud-based Business Spend Management (BSM) platform that unifies processes across supply chain, procurement, and finance functions. Coupa empowers organizations around the world to maximize value and operationalize purpose through their business spend. Learn more at Coupa.com and follow us on LinkedIn and Twitter.

About Thoma Bravo

Thoma Bravo is one of the largest software investors in the world, with more than $120 billion in assets under management as of September 30, 2022. Through its private equity, growth equity and credit strategies, the firm invests in growth-oriented, innovative companies operating in the software and technology sectors. Leveraging Thoma Bravo’s deep sector expertise and strategic and operational capabilities, the firm collaborates with its portfolio companies to implement operating best practices and drive growth initiatives. Over the past 20 years, the firm has acquired or invested in more than 420 companies representing over $235 billion in enterprise value.1 The firm has offices in Chicago, London, Miami and San Francisco. For more information, visit Thoma Bravo’s website at thomabravo.com and Twitter @ThomaBravo.

1 Includes control and non-control investments.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements which involve substantial risks and uncertainties and are based on our beliefs and assumptions and on information currently available to us. All statements other than statements of historical facts contained in this press release, including statements regarding the potential benefits of the transaction, its business and industry, management’s beliefs and certain assumptions made by Coupa and Thoma Bravo, and the decision of the South African competition authorities and implementation of the transaction in South Africa, are forward-looking statements. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” or “would,” or the negative of these words or other similar terms or expressions.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our current beliefs, estimates and assumptions only as of the date of this press release and information contained in this press release should not be relied upon as representing our estimates as of any subsequent date. These statements, and related risks, uncertainties, factors and assumptions, include, but are not limited to: the impact of actions and behaviors of customers, vendors and competitors; technological developments, as well as legal and regulatory rules and processes affecting the company’s business; effects of geopolitical, economic and market conditions, including heightened inflation, slower growth or recession, changes to fiscal and monetary policy, higher interest rates, currency fluctuations, challenges in the supply chain and any disruptions in European economies as a result of the conflict in Ukraine; the risk of any unexpected costs or expenses resulting from the transaction; the risk of any litigation relating to the transaction; and the risk that the transaction could have an adverse effect on the ability of the company to retain and hire key personnel and to maintain relationships with customers, vendors, partners, employees, stockholders and other business relationships and on its operating results and business generally. These risks, as well as other risks associated with the transaction, are more fully discussed in the definitive proxy statement filed with the Securities and Exchange Commission in connection with the transaction. While the list of factors presented here is, and the list of factors presented in the definitive proxy statement are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Coupa’s financial condition, results of operations or liquidity. Coupa does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

The transaction has not been implemented in South Africa as the South African competition authorities are still conducting their review and the transaction will not be implemented in South Africa until the South African competition authorities have issued a decision. At this stage, the parties’ South African businesses and their business activities associated with South Africa have been ring-fenced and held separate, pending competition approval in South Africa. A decision is expected imminently.

Contacts

For Coupa

Media Contact:

Tom Gavin

press@coupa.com

Investor Relations Contact:

Steven Horwitz

ir@coupa.com

For Thoma Bravo

Thoma Bravo Communications

Megan Frank

(212) 731-4778

mfrank@thomabravo.com

Or

FGS Global

Liz Micci / Abigail Farr

liz.micci@fgsglobal.com / abigail.farr@fgsglobal.com

(347) 675-2883 / (646) 957-2067